                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                   May 6, 2003

                        HOME PROPERTIES OF NEW YORK, INC.
             (Exact name of Registrant as specified in its Charter)

MARYLAND                              1-13136 No.                     16-1455126
(State or other jurisdiction   (Commission File Number)            (IRS Employer
of incorporation)                                         Identification Number)

                  850 Clinton Square, Rochester, New York 14604
                             www.homeproperties.com
           (Address of principal executive offices and internet site)

                                 (585) 546-4900
              (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         c.       Exhibits

         Exhibit 99      Annual Shareholders' Meeting remarks

ITEM 9.  REGULATION FD DISCLOSURE

     Attached are certain excerpts from remarks made at the Annual Shareholders'
Meeting of Home Properties of New York, Inc. (the "Company") held on May 6,
2003.

     These remarks  should not be construed as providing any  projections  as to the future financial performance of the Company.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

Dated:   May 7, 2003        HOME PROPERTIES OF NEW YORK INC.
                            (Registrant)

                            By:               /s/ David P. Gardner
                                     -------------------------------------------
                                     David P. Gardner, Senior Vice President and
                                     Chief Financial Officer